Exhibit 99.2
EDUCATION REALTY TRUST, INC.
THIRD QUARTER 2006
SUPPLEMENTAL ANALYST PACKAGE
TABLE OF CONTENT

Financial Highlights	1

Consolidated Balance Sheets	2

Condensed and Consolidated Statements of Operations — Three Months Ended September 30,	3

Condensed, Consolidated and Combined Statements of Operations — Nine Months Ended September 30,	4

Consolidated and Combined Statements of Funds from Operations	5

Community Operating Results — Three Months Ended September 30,	6

Community Operating Results — Nine Months Ended September 30,	7

Same Community Statistics — Three Months Ended September 30,	8

Same Community Statistics — Nine Months Ended September 30,	9

Community Statistics — Owned and Operated	10

Third-Party Development Project Summary	11

Capital Structure	12

Community Listing — Owned and Operated	13

EDUCATION REALTY TRUST, INC.
FINANCIAL HIGHLIGHTS
(Amounts in thousands, except share and per share data, unaudited)

	Three months ended September 30,				Nine months ended September 30,
	EDR Consolidated	EDR Consolidated			EDR Consolidated	EDR Consolidated
Operating Data	2006	2005	$ Chg	% Chg	2006	2005	$ Chg	% Chg
	(Unaudited)	(Unaudited)			(Unaudited)	(Unaudited)
Total revenues	$27,779	$23,814	$3,965	16.6%	$86,893	$61,875	$25,018	40.4%
Operating income (loss)	(710)	(2,905)	2,195	75.6%	9,934	(6,241)	16,175	259.2%
Net income (loss)	(8,189)	(7,184)	(1,005)	-14.0%	(11,483)	(17,542)	6,059	34.5%
Net income (loss) per share — basic and diluted	$(0.31)	$(0.33)			$(0.44)	$(0.80)

Weighted-average common shares outstanding — basic and diluted	26,390,417	21,923,244			26,336,343	21,883,589

FFO	$442	$358			$15,151	$4,235
FFO per weighted average potentially dilutive share/unit	$0.02	$0.02			$0.54	$0.18

FFOA	$442	$564			$15,151	$10,591
FFOA per weighted average potentially dilutive share/unit	$0.02	$0.02			$0.54	$0.45

Weighted average potentially dilutive shares/units	27,833,022	23,765,195			27,961,155	23,737,547

Capitalization data as of:	September 30, 2006
Total debt (1)	$493,526
Market equity (2)	408,845

Total enterprise value	$902,371

Debt to total enterprise value	54.7%

Notes:

(1)	Excludes debt premium of $2.5 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $14.76 at September 30, 2006. Excludes the 260,000 Profits interest units outstanding.

EDUCATION REALTY TRUST, INC.
CONSOLIDATED BALANCE SHEETS
(Amount in thousands, except share and per share data)

	September 30, 2006	December 31, 2005
	Consolidated	Consolidated
	Education Realty	Education Realty
	Trust, Inc.	Trust, Inc.
	(Unaudited)
Assets
Student housing properties, net (1)	$812,075	$620,305
Corporate office furniture, net	814	991
Cash and cash equivalents	3,900	61,662
Restricted cash	11,707	6,738
Student contracts receivable, net	245	470
Receivable from affiliates	260	—
Management fee receivable from third party	720	552
Goodwill and other intangibles, net	3,693	3,546
Other assets	8,556	9,785

Total assets	$841,970	$704,049

Liabilities and stockholders’ equity
Liabilities:
Mortgage loans, net of premium/discount	$425,180	$328,335
Long term debt	50,000	—
Line of credit and other short term debt	20,800	—
Accounts payable and accrued expenses	12,987	9,370
Accounts payable affiliates	—	225
Deferred revenue	10,453	7,660

Total liabilities	519,420	345,590

Minority interests	19,367	27,926

Commitments and contingencies	—	—

Stockholders’ equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 26,395,939, and 26,263,889 shares issued and outstanding September 30, 2006 and December 31, 2005, respectively	264	263
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	—	—
Additional paid-in capital	329,800	351,664
Loan to shareholder	—	(5,996)
Warrants	375	375
Accumulated deficit	(27,256)	(15,773)

	303,183	330,533

Total liabilities and stockholders’ equity	$841,970	$704,049

(1)	Amount is net of accumulated depreciation of $49,989 and $23,163 as of September 30, 2006 and December 31, 2005, respectively.

EDUCATION REALTY TRUST, INC.
CONDENSED AND CONSOLIDATED STATEMENTS OF OPERATIONS — THREE MONTHS ENDED SEPTEMBER 30,
(amounts in thousands, except share and per share data, unaudited)

	Education Realty	Education Realty
	Trust, Inc.	Trust, Inc.
	Consolidated	Consolidated
	Three months ended September 30, 2006	Three months ended September 30, 2005
Revenues:
Student housing leasing revenue	$19,520	$20,145
Student housing food service revenue	895	893
Other leasing revenue	3,709	—
Third-party development services	856	791
Third-party management services	653	511
Operating expense reimbursements	2,146	1,474

Total revenues	27,779	23,814

Operating expenses:
Student housing leasing operations	13,422	13,571
Student housing food service operations	844	878
General and administrative	2,872	2,560
Depreciation and amortization	9,205	8,236
Reimbursable operating expenses	2,146	1,474

Total operating expenses	28,489	26,719

Operating loss	(710)	(2,905)

Nonoperating income and expenses:
Interest expense	7,551	4,782
Amortization of deferred financing costs	281	252
Interest income	(101)	(146)

Total nonoperating expenses	7,731	4,888

Loss before equity in earnings of unconsolidated entities, income taxes, and minority interest	(8,441)	(7,793)

Equity in earnings of unconsolidated entities	148	332

Loss before income taxes and minority interest	(8,293)	(7,461)
Income tax expense	381	340

Net loss before minority interest	(8,674)	(7,801)

Minority interest	(485)	(617)

Net loss	$(8,189)	$(7,184)

Earnings per share information:
Loss per share — basic & diluted	$(0.31)	$(0.33)

Weighted-average common shares outstanding - Basic and diluted	26,390,417	21,923,244

EDUCATION REALTY TRUST, INC.
CONDENSED, CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS — NINE MONTHS ENDED SEPTEMBER 30,
(amounts in thousands, except share and per share data, unaudited)

	Education Realty	Education Realty	Education Realty	Education Realty
	Trust, Inc.	Trust, Inc.	Trust Predecessor	Trust
	Consolidated	Consolidated	Combined	Consolidated & Combined
	Nine months ended September 30, 2006	Nine months ended September 30, 2005	January 1 to January 30, 2005	Nine months ended September 30, 2005
Revenues:
Student housing leasing revenue	$63,421	$51,329	$1,503	$52,832
Student housing food service revenue	2,670	2,334	269	2,603
Other leasing revenue	10,577	—	—	—
Third-party development services	2,283	973	—	973
Third-party management services	2,051	1,155	103	1,258
Operating expense reimbursements	5,891	3,538	671	4,209

Total revenues	86,893	59,329	2,546	61,875

Operating Expenses:
Student housing leasing operations	32,159	26,782	524	27,306
Student housing food service operations	2,427	2,194	255	2,449
General and administrative	9,037	10,138	367	10,505
Depreciation and amortization	27,445	23,387	260	23,647
Reimbursable operating expenses	5,891	3,538	671	4,209

Total operating expenses	76,959	66,039	2,077	68,116

Operating income (loss)	9,934	(6,710)	469	(6,241)

Nonoperating income and expenses:
Interest expense	21,682	11,587	479	12,066
Exit fees on early repayment of mortgages	—	1,084	—	1,084
Amortization of deferred financing costs	834	582	—	582
Interest income	(439)	(630)	—	(630)

Total nonoperating expenses	22,077	12,623	479	13,102

Loss before equity in earnings of unconsolidated entities, income taxes, and minority interest	(12,143)	(19,333)	(10)	(19,343)

Equity in earnings of unconsolidated entities	573	560	27	587

Income (loss) before income taxes and minority interest	(11,570)	(18,773)	17	(18,756)
Income tax expense	463	170	—	170

Net income (loss) before minority interest	(12,033)	(18,943)	17	(18,926)

Minority interest	(550)	(1,384)	—	(1,384)

Net income (loss)	$(11,483)	$(17,559)	$17	$(17,542)

Earnings per share information:
Loss per share — basic & diluted	$(0.44)	$(0.80)

Weighted-average common shares outstanding - Basic and diluted	26,336,343	21,883,589

EDUCATION REALTY TRUST, INC.
CONSOLIDATED AND COMBINED STATEMENTS OF FUNDS FROM OPERATIONS
(Amounts in thousands, except share and per share data, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	EDR Consolidated	EDR Consolidated	EDR Consolidated	EDR Consolidated
	2006	2005	2006	2005
Net loss	$(8,189)	$(7,184)	$(11,483)	$(17,559)
Real estate related depreciation and amortization	9,111	8,159	27,179	23,178
Equity portion of real estate depreciation and amortization on equity investees	5	—	5	—
Minority interest expense	(485)	(617)	(550)	(1,384)

Funds from operations (“FFO”)	442	358	15,151	4,235

Elimination of one-time IPO related transactions:
Compensation charge for profit interest units	—	—	—	4,039
Write-off of fees associated with repayment of mortgage debt	—	—	—	1,084
Loss of deferred revenue due to purchase accounting (1)	—	206	—	1,233

Impact of IPO related transactions	—	206	—	6,356

Funds from operations — adjusted (“FFOA”)	$442	$564	$15,151	$10,591

FFO per weighted average potentially dilutive shares/units (2)	$0.02	$0.02	$0.54	$0.18

FFOA per weighted average potentially dilutive shares/units (2)	$0.02	$0.02	$0.54	$0.45

Weighted average potentially dilutive shares/units (2)	27,833,022	23,765,195	27,961,155	23,737,547

Notes:

(1)	Represents the balance of deferred straight-lined rents and service fees at the time of the IPO acquisitions that would have been recognized by EDR during the reported period had it already owned the properties. Generally accepted accounting standards do not allow such deferred revenue items to be carried forward in an acquisition, resulting in a one-time, non-recurring loss of revenue.

(2)	Funds from operations and funds from operations — adjusted per share were computed using weighted average shares and units outstanding, including the impact of dilutive securities.

EDUCATION REALTY TRUST, INC.
COMMUNITY OPERATING RESULTS — THREE MONTHS ENDED SEPTEMBER 30,
(Amounts in thousands, unaudited)

	Education Realty		Education Realty
	Trust, Inc.		Trust, Inc.
	Consolidated		Consolidated
	Three Months Ended		Three Months Ended
	September 30, 2006	% of Revenue	September 30, 2005	% of Revenue	Variance
Revenues
Same community (1)	$18,480		$19,776		$(1,296)
New community	1,040		369		671

Total community revenue	19,520		20,145		(625)

Operating expenses (2)
Same community (1)	$12,759		$13,216		$(457)
New communities	663		355		308

Total community operating expenses	13,422		13,571		(149)

Net operating income
Same community (1)	$5,721	31.0%	$6,560	33.2%	$(839)
New communities	377	36.3%	14	3.8%	363

Total community net operating income	$6,098	31.2%	$6,574	32.6%	$(476)

(1)	Includes all communities that have been owned for more than a year as of July 1, 2006, the beginning of the current period being reported.

(2)	Represents community-level operating expense excluding overhead allocation, depreciation and amortization.

EDUCATION REALTY TRUST, INC.
COMMUNITY OPERATING RESULTS — NINE MONTHS ENDED SEPTEMBER 30,
(Amounts in thousands, unaudited)

	Education Realty		Education Realty
	Trust, Inc.		Trust, Inc.
	Consolidated		Consolidated
	Nine Months Ended		Nine Months Ended
	September 30, 2006	% of Revenue	September 30, 2005 (1)	% of Revenue	Variance
Revenues
Same community (2)	$11,760		$11,731		$29
New communities	51,661		41,101		10,560

Total community revenue	63,421		52,832		10,589

Operating expenses (3)
Same community (2)	$5,696		$5,598		$98
New communities	26,463		21,708		4,755

Total community operating expenses	32,159		27,306		4,853

Net operating income
Same community (2)	$6,064	51.6%	$6,133	52.3%	$(69)
New communities	25,198	48.8%	19,393	47.2%	5,805

Total community net operating income	$31,262	49.3%	$25,526	48.3%	$5,736

(1)	Represents 2005 results from date of Formation (February 1) plus the results of operations for the Predecessor portfolio of A&O communities for the period January 1 to January 31, 2005.

(2)	Includes all communities that have been owned for more than a year as of January 1, 2006, the beginning of the current period being reported.

(3)	Represents community-level operating expense excluding overhead allocation, depreciation and amortization.

EDUCATION REALTY TRUST, INC.
SAME COMMUNITY STATISTICS — THREE MONTHS ENDED SEPTEMBER 30, (8)

	2006	2005
	3rd Quarter	3rd Quarter	Difference
Occupancy
Physical (1)	92.3%	92.1%	0.2%
Economic (2)	80.9%	83.1%	-2.3%

NarPAB (3)	$299	$307	$(8)
Other income per avail. bed (4)	$27	$42	$(15)
RevPAB (5)	$326	$349	$(23)

Operating expense per bed (6)	$225	$233	$(8)

Operating margin	31.0%	33.2%	-2.2%

Design Beds (7)	56,775	56,775	—

(1)	Quarterly physical occupancy represents a weighted average of the month end occupancies for the three months in the quarter.

(2)	Quarterly economic occupancy represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the quarter divided by market rent for the quarter.

(3)	Net Apartment Rent per Available Bed (NarPAB) represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Does not include food service revenue.

(4)	Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

(5)	Revenue per Available Bed (RevPAB) represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each of the included months.

(6)	Represents community-level operating expense excluding overhead allocation, depreciation and amortization.

(7)	Represents the sum of the monthly design beds in the portfolio during the three month period.

(8)	Includes all communities that have been owned for more than a year as of July 1, 2006, the beginning of the current period being reported.

EDUCATION REALTY TRUST, INC.
SAME COMMUNITY STATISTICS — NINE MONTHS ENDED SEPTEMBER 30, (8)

	2006	2005
	YTD September	YTD September	Difference
Occupancy
Physical (1)	87.0%	85.6%	1.5%
Economic (2)	88.7%	89.2%	-0.5%

NarPAB (3)	$298	$298	$—
Other income per avail. bed (4)	$38	$36	$2
RevPAB (5)	$336	$334	$2

Operating expense per bed (6)	162	$160	$2

Operating margin	51.6%	52.3%	-0.7%

Design Beds (7)	35,064	35,064	—

(1)	YTD physical occupancy numbers represents a weighted average of the month end occupancies for the 9 months ended 9/30/06.

(2)	YTD economic occupancy represents the effective occupancy calculated by taking YTD net apartment rent accounted for on a GAAP basis divided by YTD market rent.

(3)	Net Apartment Rent per Available Bed (NarPAB) represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Does not include food service revenue.

(4)	Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

(5)	Revenue per Available Bed (RevPAB) represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each of the included months.

(6)	Represents community-level operating expense excluding overhead allocation, depreciation and amortization.

(7)	Represents the sum of the monthly design beds in the portfolio during the nine month period.

(8)	Includes all communities that have been owned for more than a year as of January 1, 2006, the beginning of the current period being reported.

EDUCATION REALTY TRUST, INC.
COMMUNITY STATISTICS — OWNED AND OPERATED

	2006	2006	2006	2006	2005	2005	2005	2005
	1st Quarter	2nd Quarter	3rd Quarter	YTD	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Occupancy
Physical (1)	94.6%	89.8%	92.0%	92.4%	92.6%	89.1%	92.0%	95.0%
Economic (2)	95.1%	91.7%	80.8%	89.2%	92.3%	90.5%	82.8%	96.2%

NarPAB (3)	$364	$336	$298	$332	$358	$335	$304	$367
Other income per avail. bed (4)	$21	$26	$25	$24	$11	$23	$41	$22
RevPAB (5)	$385	$362	$323	$356	$369	$358	$345	$389

Operating expense per bed (6)	$159	$160	$222	$181	$150	$155	$232	$179

Operating margin	58.8%	55.6%	31.2%	49.3%	59.4%	56.5%	32.6%	54.6%

Design Beds (7)	58,503	59,127	60,375	178,005	32,774	53,679	58,503	58,503

(1)	Quarterly physical occupancy represents a weighted average of the month end occupancies for the three months in the quarter. YTD physical occupancy numbers represents a weighted average of the month end occupancies for the nine months ended 9/30/06.

(2)	Quarterly economic occupancy represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the quarter divided by market rent for the quarter. YTD economic occupancy represents the YTD GAAP net apartment rent divided by the YTD market rent.

(3)	Net Apartment Rent per Available Bed (NarPAB) represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Does not include food service revenue.

(4)	Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

(5)	Revenue per Available Bed (RevPAB) represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each of the included months.

(6)	Represents community-level operating expense excluding overhead allocation, depreciation and amortization.

(7)	Represents the sum of the monthly design beds in the portfolio during the period, excluding Place properties.

EDUCATION REALTY TRUST, INC.
THIRD-PARTY DEVELOPMENT PROJECT SUMMARY
(Amounts in ‘000s)

	Three months ended			Nine months ended
	September 30, 2006	September 30, 2005	Change	September 30, 2006	September 30, 2005	Change
Third-party development services revenue	$856	$791	$65	$2,283	$973	$1,310
Equity in earnings of joint ventures	162	332	(170)	587	587	—

	$1,018	$1,123	$(105)	$2,870	$1,560	$1,310

CURRENT AND RECENTLY COMPLETED PROJECTS

								Fees Earned Nine		Fees Paid
			Project					Months Ended		Through
			Development	Total Project			Fees Earned	September 30,	Remaining Fees	September 30,
Project	Bed Count	Completion Date	Cost	Fees	EDR % of fees	EDR Project Fees	prior to 2006	2006 (1)	to earn	2006

Slippery Rock University — Phase I, PA	1,390	Aug-06, Oct-06, Mar-07	$64,204	$2,220	100%	$2,220	$887	$1,263	$70	$1,480
California University of Pennsylvania Phase V, PA	354	August 2007	19,909	538	50%	269	—	57	212	188
Indiana University of Pennsylvania, PA	734	August 2007	43,725	1,673	100%	1,673	—	422	1,251	787
University of North Carolina-Greensboro	600	August 2007	26,000	1,162	(4)	683	—	201	482	250
University of Michigan, Ann Arbor	849	August 2008	45,000	1,200	100%	1,200	—	459	741	450
California University of Pennsylvania Phase IV, PA	447	August 2006	21,251	668	50%	334	161	168	5	334
University of Louisville — Phase III, KY	359	July 2006	15,079	580	(2)	340	145	195	—	324
Auraria Higher Education System, Denver CO	685	August 2006	42,400	730	100%	730	365	—	365	365
University of Alabama — Birmingham, AL	753	May 2006	26,460	1,212	(3)	716	518	193	5	686
University of Alabama — Tuscaloosa	631	August 2007	31,652	1,236	100%	1,236	—	—	1,236	—

	6,802		$335,680			$9,401	$2,076	$2,958	$4,367	$4,864

RECENTLY AWARDED PROJECTS

			Estimated	Project Development
Project	Estimated Bed Count	Estimated Start Date	Completion Date	Cost	Total Project Fees	EDR % of Fees	Total EDR Fees

Slippery Rock University Phase II	732	September 2006	August 2008	46,532	1,370	100%	1,370
Indiana University of Pennsylvania Phase II	1,094	September 2006	August 2008	67,017	2,422	100%	2,422

	1,826			$113,549	$3,792		$3,792

(1)	Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures. Development fees are recognized on the percentage completion method based on construction costs.

(2)	Total fees of $580 on the University of Louisville project include $480 of development fees and $100 of construction oversight fees. EDR participates 50% and 100% respectively in those fees

(3)	Total fees of $1,212 on the University of Alabama project include $991 of development fees and $220 of construction oversight fees. EDR participates 50% and 100% respectively in those fees

(4)	Total fees of $1,162 on the project include $957 of development fees and $205 of construction oversight fees. EDR participates 50% and 100% respectively in those fees

EDUCATION REALTY TRUST, INC.
CAPITAL STRUCTURE
As of September 30, 2006
(dollars in thousand)
Debt to Enterprise Value

Total Debt (1)	$493,526	54.7%
Total Market Equity (2)	408,845	45.3%

Total Enterprise Value	$902,371	100.0%

Outstanding Debt

	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate Mortgage Loans (1)	$422,726	5.85%	85.7%	2.9 years
Variable Rate	70,800	7.83%	14.3%	1.8 years

Total / Weighted Average	$493,526	6.13%	100.0%	2.8 years

Debt Maturity

Fiscal Yr Ending
Ending
2006	$1,101	0.3%
2007	60,158	14.2%
2008	26,481	6.3%
2009	285,049	67.4%
2010	888	0.2%
2011	947	0.2%
Thereafter	48,102	11.4%

Total	$422,726	100.0%

Unamortized debt premium	2,454

Total, net of debt premium	425,180

Interest expense for the period (3)	$22,095
Interest coverage(rolling 12 months)	1.87
Fixed charge coverage(rolling 12 months)	1.67

(1)	Excludes unamortized debt premium of $2.5 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $14.76 at September 30, 2006. Excludes the 260,000 Profits interest units outstanding.

(3)	Excludes amortization of debt premium/discount.

EDUCATION REALTY TRUST, INC.
COMMUNITY LISTING — OWNED AND OPERATED

Name	Primary University Served	Acquisition Date	# of Beds	Name	Primary University Served	Acquisition Date	# of Beds
NorthPointe	University of Arizona	Jan ’05	912	Commons on Kinnear	The Ohio State University	Jan ’05	502
The Reserve at Athens	University of Georgia	Jan ’05	612	The Pointe	Pennsylvania State University	Jan ’05	984
The Reserve at Clemson	Clemson University	Jan ’05	590	The Reserve at Columbia	University of Missouri	Jan ’05	676
Players Club	Florida State University	Jan ’05	336	The Reserve on Frankford	Texas Tech University	Jan ’05	737
The Gables	Western Kentucky University	Jan ’05	290	The Village on Tharpe	Florida State University	Jan ’05	1,554
College Station	Augusta State University	Jan ’05	203	The Lofts	University of Central Florida	Jan ’05	730
University Towers	North Carolina State University	Jan ’05	953	The Reserve on West 31st	University of Kansas	Jan ’05	720
The Pointe at South Florida	University of South Florida	Jan ’05	1,002	Campus Creek	University of Mississippi	Feb '05	636
Commons at Knoxville	University of Tennessee	Jan ’05	708	Pointe West	University of South Carolina	Mar '05	480
The Commons	Florida State University	Jan ’05	732	College Grove	Middle Tennessee State University	Apr '05	864
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	Campus Lodge	University of Florida	Jun '05	1,116
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020	The Reserve on South College	Auburn University	Jul '05	576
The Pointe at Western	Western Michigan University	Jan ’05	876	Players Club	Georgia Southern University	Jun ’06	624
College Station at W. Lafayette	Purdue University	Jan ’05	960

Total owned and operated beds							20,125

NOTE: The above listing excludes the 13 communities leased to and managed by Place Properties, which were acquired on January 1, 2006.